Fremont Mutual Funds, Inc.
Supplement dated September 19, 1997
to Prospectus dated March 1, 1997

The Advisor to the Emerging Markets Fund has voluntarily waived its advisory fee and absorbed all other operating expenses since the Fund's commencement of operations on June 24, 1996. Beginning September 19, 1997, the Advisor will no longer waive all fees and expenses of the Fund. The Fund will remain subject to a voluntary annual expense limitation of 1.50% of average net assets.

As of September 19, 1997, the Annual Fund Operating Expenses (as a percentage of net assets) are estimated as follows:

                       Management     12b-1      Other        Total Fund
                       Fee            Fees       Expenses     Operating Expenses
                       ---            ----       --------     ------------------
Emerging Markets
Fund                   1.00%          0.25%      0.25%        1.50%

The Advisor has voluntarily limited total annual operating expenses to 1.50% of average net assets. Without this limitation, the management fee, 12b-1 fee, other expenses and total operating expenses would be 1.00%, 0.25%, 0.70% and 1.95%, respectively.